SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 5, 2000

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

2 Pin Oak Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5. Other Events.

On September 5, 2000, the Securities and Exchange Commission granted inTEST Corporation's request to withdraw its registration statement for the offering of 2,000,000 shares of its common stock. In connection with the withdrawal, inTEST issued a press release dated September 6, 2000, which is attached as an exhibit hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired:

Not applicable.

(b)   Pro Forma Financial Information:

Not applicable.

(c)   Exhibits:

99  Press Release, dated September 6, 2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   September 6, 2000

EXHIBIT INDEX

99   Press Release, dated September 6, 2000